UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2009 (September 8, 2009)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Multifamily REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on September 9, 2009 to provide the required financial information relating to our acquisition of a multifamily community located in Dublin, California (“Waterford Place”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Waterford Place that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01                               Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.

	Independent Auditors’ Report	3

	Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2009 (unaudited) and for the year ended December 31, 2008	4

	Notes to the Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2009 (unaudited) and for the year ended December 31, 2008	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2009	8

	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2009	9

	Unaudited Pro Forma Consolidated Statement of Operations for year ended December 31, 2008	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Multifamily REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of  Waterford Place Apartments, a multifamily community located in Dublin, California (the “Property”), for the year ended December 31, 2008.  This Historical Summary is the responsibility of the Property’s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Behringer Harvard Multifamily REIT I, Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 1 to the Historical Summary of the Property for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

November 10, 2009

Waterford Place Apartments
Statements of Revenues and Certain Operating Expenses

	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
Revenues
Rental revenue	$3,866,669	$7,778,511
Tenant reimbursements and other income	235,610	475,647
Total revenues	4,102,279	8,254,158

Certain Operating Expenses
Interest	1,481,714	2,853,795
Property taxes	493,856	980,269
Property operating expenses	480,524	1,193,821
Management fees	128,585	263,182
General and administrative	291,556	472,659
Total certain operating expenses	2,876,235	5,763,726

Revenues in excess of certain operating expenses	$1,226,044	$2,490,432

See Notes to Statements of Revenues and Certain Operating Expenses.

Waterford Place Apartments

Notes to Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2009 (Unaudited)

and for the Year Ended December 31, 2008

1.                                      Basis of Presentation

On September 8, 2009, Behringer Harvard Multifamily OP I LP (“the Company”), the operating partnership of Behringer Harvard Multifamily REIT I, Inc., purchased a multifamily community with approximately 390 rental units (unaudited) on approximately 8.3 acres (unaudited) located in Dublin, California (“Waterford Place Apartments”) from an unaffiliated seller, Waterford Place Apartments, LLC.  The Company assigned the contract to a partnership effectively owned 55% by the Company for a contract price of $79,700,000, excluding closing costs.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of Waterford Place Apartments, exclusive of interest income, asset management fees, and depreciation and amortization, which may not be comparable to the proposed future operations of Waterford Place Apartments.  The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of Waterford Place Apartments for the six-month period ended June 30, 2009 and for the year ended December 31, 2008.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2009, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

We have evaluated subsequent events for recognition or disclosure through November 10, 2009, which is the date the financial statements were issued.

2.                                      Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates.

Revenue Recognition

Waterford Place Apartments operations consist of rental revenue earned from its tenants under lease agreements with terms of one year or less. All leases have been accounted for as operating leases. Rental revenue and tenant reimbursements are recognized when earned.

3.                                      Mortgage Loans

On April 1, 2004, Waterford Place Apartments, LLC entered into a mortgage loan agreement with a bank for $52,000,000 with an interest rate of 4.67%. On March 31, 2008, Waterford Place Apartments, LLC entered into a second lien loan mortgage agreement with a bank for $13,245,000 with an interest rate of 5.45%.  Both mortgage loan agreements were assumed in connection with the purchase of Waterford Place Apartments on September 8, 2009.

Both mortgage loans are collateralized by substantially all the Property’s assets. The mortgage loans require monthly principal and interest payments of approximately $344,000 ending May 1, 2013. The total principal amount of the mortgage loans will be due on May 1, 2013. There was approximately $61,253,000 outstanding for the mortgage loans at December 31, 2008.

Aggregate maturities of the mortgage loans as of December 31, 2008 are as follows:

Year Ending	Amount

2009	$1,144,000

2010	1,201,000

2011	1,260,000

2012	1,315,000

2013	56,333,000

Total	$61,253,000

* * * * *

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

On September 8, 2009, Behringer Harvard Multifamily REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) acquired Waterford Place Apartments through Behringer Harvard Waterford Place REIT, LLC (the “BH Waterford Place REIT”), a joint venture between us and Behringer Harvard Master Partnership I LP (the “BHMP Co-Investment Partner”).  We own a 55% interest in the BH Waterford Place REIT and the BHMP Co-Investment Partner owns the other 45% interest.

The total purchase price for Waterford Place Apartments, exclusive of closing costs and initial amounts held in escrow, was approximately $79.7 million.  We and the BHMP Co-Investment Partner, through the BH Waterford Place REIT, paid approximately $60.4 million of the purchase price through the assumption of two loans and paid the remaining $19.3 million of the purchase price in cash.  We funded our portion of this amount for approximately $11.0 million plus approximately $1.2 million of capitalized acquisition costs with proceeds from our initial public offering of shares of common stock. The investment has been accounted for on the equity basis of accounting.  In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

The following unaudited pro forma consolidated balance sheet as of June 30, 2009 is presented as if we acquired Waterford Place Apartments on June 30, 2009.  The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008 are presented as if we had acquired Waterford Place Apartments on January 1, 2008.  This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2009 and our annual report on Form 10-K for the year ended December 31, 2008 and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

as of June 30, 2009

(in thousands, except share amounts)

	June 30, 2009 as Reported (a)	Pro Forma Adjustments (b)	Pro Forma June 30, 2009

Assets
Investments in unconsolidated real estate joint ventures	$102,684	$12,256	$114,940
Cash and cash equivalents	149,955	(11,467)	138,488
Note receivable	2,300	—	2,300
Escrow deposits	750	(750)	—
Receivables from affiliates	54	—	54
Other assets, net	312	(39)	273
Total assets	$256,055	$—	$256,055

Liabilities and stockholders' equity

Liabilities
Payables to affiliates	$760	$—	$760
Distributions payable	1,737	—	1,737
Accrued offering costs payable to affiliates	1,670	—	1,670
Accrued payable and other liabilities	331	—	331
Total liabilities	4,498	—	4,498

Commitments and contingencies

Stockholders' equity
Preferred stock, $.0001 par value per share; 125,000,000 shares authorized, none outstanding	—	—	—
Non-participating, non-voting convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 shares issued and outstanding	—	—	—
Common stock, $.0001 par value per share; 875,000,000 shares authorized, 31,939,965 and 15,347,792 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	3	—	3
Additional paid-in capital	263,379	—	263,379
Cumulative distributions and net loss	(11,825)	—	(11,825)
Total stockholders' equity	251,557	—	251,557
Total liabilities and stockholders' equity	$256,055	$—	$256,055

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2009

(in thousands, except per share amounts)

	For the Six Months
	Ended as Reported			For the Six Months
	June 30, 2009	Pro Forma		Ended Pro Forma
	(a)	Adjustments		June 30, 2009

Rental revenue	$—	$—		$—

Expenses
Asset management and other fees	545	164	(b)	710
Organization expenses	—	—		—
Interest expense	—	—		—
General and administrative	1,374	—		1,374
Depreciation and amortization	24	50	(c)	74
Total expenses	1,943	214		2,157

Interest income	275	(30	)(d)	245
Equity in earnings of unconsolidated real estate joint venture investments	2,214	84	(e)	2,298
Net income	$546	$(160)		$386

Weighted average number of common shares outstanding	21,880	—		21,880

Basic and diluted income per share	$0.02	—		$0.02

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2008

(in thousands, except per share amounts)

	For the Year
	Ended as Reported			For the Year
	December 31, 2008	Pro Forma		Ended Pro Forma
	(a)	Adjustments		December 31, 2008

Rental revenue	$—	$—		$—

Expenses
Asset management and other fees	884	329	(b)	1,213
Organization expenses	9	—		9
Interest expense	—	—		—
General and administrative	1,590	—		1,590
Depreciation and amortization	47	100	(c)	147
Total expenses	2,530	429		2,959

Interest income	884	(321	)(d)	563
Equity in earnings of unconsolidated real estate joint venture investments	4,276	(5	)(e)	4,271
Net income	$2,630	$(755)		$1,875

Weighted average number of common shares outstanding	14,351	—		14,351

Basic and diluted income per share	$0.18	—		$0.13

See accompanying notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet

a.              Reflects our historical consolidated balance sheet information as of June 30, 2009.

b.              Reflects our acquisition of Waterford Place Apartments, including our initial equity investment of approximately $11.0 million, plus capitalized acquisition costs of approximately $1.2 million. Total acquisition costs include approximately $0.9 million in acquisition fees and approximately $0.3 million in debt financing fees. The acquisition costs were funded from the gross proceeds from our initial public offering of shares of common stock. The investment has been accounted for under the equity method of accounting. We used the gross proceeds from our initial public offering of shares of common stock to make this investment.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2009

a.              Reflects our historical consolidated operations for the six months ended June 30, 2009.

b.              Reflects the asset management fee associated with this acquisition.  Behringer Harvard Multifamily Advisors I LP receives an asset management fee of equal to 0.75% of the total cost of the investment.

c.               Reflects the amortization of costs for acquisition and debt financing fees incurred for the purchase of Waterford Place Apartments.  The acquisition fee is amortized over the property’s estimated useful life of 25 years and the debt financing fee is amortized over the remaining life of the loan of approximately 5.4 years.

d.              Reflects the interest income lost due to $11.4 million in cash used for the acquisition assuming an average interest rate of 0.52%.

e.               For the purposes of the pro forma financial statements, the acquisition of Waterford Place Apartments are assumed to have occurred on January 1, 2008.  This adjustment reflects its earnings from equity-method accounting for the six months ended June 30, 2009. Of the equity in earnings of unconsolidated real estate joint investment amount, approximately $1.1 million is deprecation and amortization expense.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2008

a.              Reflects our historical consolidated operations for the year ended December 31, 2008.

b.              Reflects the asset management fee associated with this acquisition.  Behringer Harvard Multifamily Advisors I LP receives an asset management fee of equal to 0.75% of the total cost of the investment.

c.               Reflects the amortization of costs for acquisition and debt financing fees incurred for the purchase of Waterford Place Apartments.  The acquisition fee is amortized over the property’s estimated useful life of 25 years and the debt financing fee is amortized over the remaining life of the loan of approximately 5.4 years.

d.              Reflects the interest income lost due to $11.4 million in cash used for the acquisition assuming an average interest rate of 2.8%.

e.               For the purposes of the pro forma financial statements, the acquisition of Waterford Place Apartments are assumed to have occurred on January 1, 2008.  This adjustment reflects its earnings (loss) from equity-method accounting for the year ended December 31, 2008.  Of the equity in earnings (loss) of unconsolidated real estate joint investment amount, approximately $2.5 million is deprecation and amortization expense.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: November 10, 2009	By:	/s/ Howard S. Garfield
Howard S. Garfield
Chief Financial Officer, Chief Accounting Officer and Treasurer